SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2001

               iGENISYS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31871	84-1485196
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.

3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (720) 570-2050

_______________________________________________________
(Former name or former address, if changed since last report)

ITEM 7:       EXHIBITS
(a)	Exhibit
Item	Title
18.0

Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Gelfond Hochstadt Pangburn & Co., former accountants to the Company.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGENISYS, INC.
	Date: February 8, 2002	By: /s/ J. Daniel Bell J. Daniel Bell, President